UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

SCHEDULE 14A

(RULE 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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[  ] Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6 (e)(2))

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[  ] Soliciting Material Pursuant to Section 240.14a-12

CALIFORNIA FIRST NATIONAL BANCORP

(Name of Registrant as Specified in Its Charter)

_____________________________________________________

(Name of Person(s) Filing Proxy Statement if other than Registrant)

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CALIFORNIA FIRST NATIONAL BANCORP

28 Executive Park

Irvine, CA  92614

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 29, 2015

            The Annual Meeting of Shareholders of California First National Bancorp will be held at the corporate offices at 28 Executive Park, Irvine, California on Thursday, October 29 at 9:00 a.m., local time.

            The Annual Meeting will be held (i) to elect a Board of Directors for the ensuing year, and (ii) to transact such other business as may properly come before the Annual Meeting and at any and all adjournments thereof.  At the Annual Meeting, the Board of Directors of the Company intends to present Patrick E. Paddon, Glen T. Tsuma, Michael H. Lowry, Harris Ravine and Danilo Cacciamatta as nominees for election to the Board of Directors.

            Only shareholders of record on the books of the Company at the close of business on September 18, 2015, the record date with respect to this solicitation, will be entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

            All shareholders are cordially invited to attend the Annual Meeting in person.  If you are unable to do so, please execute the enclosed proxy and return it in the enclosed addressed envelope, since a majority of the outstanding shares must be represented at the meeting in order to transact business.  Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies.  If you return your proxy, you may nevertheless attend the Annual Meeting and vote your shares in person if you wish.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on October 29, 2015

A copy of this Notice of Annual Meeting, the Proxy Statement and the Annual Report on Form 10-K are available on the Internet at www.calfirstbancorp.com/proxy.html.

By Order of the Board of Directors

Glen T. Tsuma
Secretary

Irvine, California

September 28, 2015

CALIFORNIA FIRST NATIONAL BANCORP

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CALIFORNIA FIRST NATIONAL BANCORP

28 Executive Park

Irvine, CA  92614

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 29, 2015

PROXY STATEMENT

SOLICITATION OF PROXIES

GENERAL INFORMATION AND VOTING PROCEDURES

            The accompanying proxy is solicited by the Board of Directors of California First National Bancorp (the "Company") for use at the Company's Annual Meeting of Shareholders to be held at the Company's corporate offices at 28 Executive Park, Irvine, California on Tuesday, October 29, 2015, 9:00 a.m., local time, and at any and all adjournments thereof.  All shares represented by each properly executed and unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein.  Where no specification is made on a properly executed and returned proxy, and unless otherwise indicated in this proxy statement, the shares will be voted FOR the election of all nominees for Directors named in the proxy. Any shareholder has the power to revoke his or her proxy at any time before the Annual Meeting.  A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company, by a subsequent proxy executed by the person executing the proxy and presented to the Annual Meeting or by attendance at the Annual Meeting and voting in person by the person executing the proxy.

            This Proxy Statement is being mailed to the Company's shareholders on or about October 5, 2015. The solicitation of proxies will be made by mail and expenses will be paid by the Company, and will include forwarding solicitation materials regarding the meeting to beneficial owners of the Company's Common Stock.  Further solicitation of proxies may be made by telephone or oral communication with some shareholders. All such further solicitation will be made by the Company's regular employees who will not receive additional compensation for that solicitation. The mailing address of the Company's principal executive office is 28 Executive Park, Irvine, California 92614.

Outstanding Shares and Voting Rights

            Only holders of record of the 10,459,924 shares of the Company's Common Stock outstanding at the close of business on September 18, 2015, the record date with respect to this solicitation, will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. In order to constitute a quorum for the conduct of business at the Annual Meeting, a majority of the outstanding shares of Common Stock of the Company entitled to vote at the meeting must be represented in person or by proxy at the Meeting. Shares represented by proxies that reflect abstentions or “broker non-votes” (shares held by a broker or nominee which are represented at the Meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.  Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, and therefore will have the same effect as a negative vote, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

            No shareholder will be entitled to cumulate votes (i.e., cast for any candidate for election to the Board of Directors, a number of votes greater than the number of the shareholder’s shares) unless the names of the candidate or candidates for whom votes will be cumulated have been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to voting, of the shareholder's intention to cumulate votes.  If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates who have been nominated.  If voting for directors is conducted by cumulative voting, each share will be entitled to a number of votes equal to the number of directors to be elected and the votes may be cast for a single candidate or may be distributed among two or more candidates in such proportions as the shareholder may determine.  In the event of cumulative voting, the proxy holders intend to distribute the votes represented by the proxies solicited hereby in such proportions as they see fit.  If the voting is not conducted by cumulative voting, each share will be entitled

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to one vote and the holders of the majority of the shares voting at the meeting will be able to elect all of the directors if they choose to do so. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected.  On all other matters, each share is entitled to one vote.

OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS AND MANAGEMENT

            The following table sets forth, as of September 18, 2015, certain information as to the number of shares of the Company's Common Stock beneficially owned by each person who is known by the Company to beneficially own more than five percent of the outstanding shares of the Company's Common Stock, by each director, by our Chief Executive Officer, Chief Financial Officer and two other highest paid officers of the Company or its subsidiaries with policy making authority (“Named Executive Officers”), and all directors and Named Executive Officers as a group.

Name and Address of Beneficial Owners (1)	Amount of Company's Common Stock Beneficially Owned	Percent of Company's Common Stock Beneficially Owned

Principal Shareholders

Patrick E. Paddon (also Director)	6,476,084	61.9%
Glen T. Tsuma (also Director)	1,344,422	12.9%
Timothy E Moriarty c/o McGrath, Doyle & Phair 150 Broadway, Suite 1915 New York, NY 10038	521,112	5.0%
Dimensional Fund Advisors, Inc. 6300 Bee Cave Road, Building One Austin, TX 78746	521,123	5.0%
Independent Directors
Michael H. Lowry	21,336	*
Harris Ravine	14,200	*
Danilo Cacciamatta	39,063	*

Named Executive Officers

S. Leslie Jewett	202,082	1.9%
Thomas M. Duggan	-	*

Directors and Named Executive Officers, as group (7 persons)	8,097,187	77.4%

*       Less than one percent

1)     The address of each shareholder is 28 Executive Park, Irvine, California 92614, unless noted above.

ITEM 1

ELECTION OF DIRECTORS

            Directors are elected at each Annual Meeting of Shareholders and hold office until their respective successors are duly elected and qualified. It is the intention of the persons named in the enclosed form of proxy, unless the proxy specifies otherwise, to vote the shares represented by the proxy FOR the election of the nominees set forth below.  Although it is anticipated that each nominee will be available to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person as may be designated by the Company's Board of Directors.

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Director Nominees

                 The nominees for the Board of Directors, all of whom are directors standing for re-election, are set forth below. Certain information as of September 18, 2015 with respect to the nominees, including the number of shares of the Company's Common Stock beneficially owned by each of them as of September 18, 2015, is previously set forth under "Ownership of Principal Shareholders, Directors and Management".

            Patrick E. Paddon, age 64, founded the Company in 1977, has served as the President and a Director of the Company since its inception and has been Chief Executive Officer since 1990. In October 2013, Mr. Paddon was appointed to the Board of CalFirst Bank. Mr. Paddon is qualified to be a director and Chairman of the Board based upon over thirty years of leadership experience with the Company and his extensive knowledge of its business, operations, customers, capabilities and resources. Mr. Paddon is the spouse of Ms. Jewett.

Glen T. Tsuma, age 62, joined the Company in May 1981 and has been Chief Operating Officer since August 1989 and Secretary since October 1991. In June 2011, Mr. Tsuma was appointed to the Board of our subsidiary, California First National Bank (“CalFirst Bank”), and named Vice Chairman of CalFirst Bank. Prior to joining the Company, he was an audit manager with Arthur Young & Company. Mr. Tsuma’s thirty four year involvement with the Company and extensive knowledge of the business, operations, customers, capabilities and resources qualify him to continue as a director.

            Michael H. Lowry, age 70, was elected to the Board of Directors in August 1992. In May 2011, Mr. Lowry was appointed to the Board of CalFirst Bank. From 1994 until he retired in December 2010, Mr. Lowry was a Managing Director of Nomura Securities North America, LLC, an investment banking firm. Prior to joining Nomura Securities, Mr. Lowry had been employed by the investment banking firm of Bear Stearns & Co., Inc. from 1991 to 1993 and by the investment banking firm of Kidder, Peabody & Co. Incorporated from 1970 to 1990. Mr. Lowry has committed over twenty years of service to the Board and is qualified to continue based on this and his experience in various aspects of investment banking and finance, including extensive knowledge and expertise related to capital markets, the financial services industry and working with Boards of Directors on transactional and corporate governance matters.

            Harris Ravine, age 72, was elected to the Board of Directors in February 1994, and has been Chairman of the Board of CalFirst Bank since May 2001. Mr. Ravine has been Chief Operating Officer since March 2009 for Rocky Mountain Public Broadcasting, Inc., the holder and operator of five public broadcasting licenses in the State of Colorado. Prior to that, he was Managing Director with The Ravine Group, an advisory services and investment firm. From May 2003 to July 2005, Mr. Ravine was the Chief Executive Officer of Fischer Imaging Corporation (“Fischer”), a manufacturer of x-ray medical equipment. On August 22, 2006, as part of a plan for the sale of assets and liquidation, Fischer filed a petition under Chapter 11 of title 11 of the United States Code.  Mr. Ravine has been a director of the Company for over twenty years and is qualified to continue based on his service to the Company as well as his prior experience as chief executive of a public company and as executive officer for a lessor of midrange computers, a business very similar to the Company’s.  Mr. Ravine’s over 40 years with various businesses and legal training adds important experience in terms of enterprise risk management and corporate governance,

Danilo Cacciamatta, age 69, was elected to the Board of Directors in June 2001 and has been a member of the Board of CalFirst Bank since May 2001. Mr. Cacciamatta was the Chief Executive Officer of Cacciamatta Accountancy Corporation until May 2010, a position he held for more than ten years. Mr. Cacciamatta’s years of experience in public accounting, which included sixteen years with KPMG Peat Marwick and a focus on the banking industry, brings important technical and financial expertise to the Board, including the ability to understand and explain accounting, regulatory and tax matters. The Board has determined that Mr. Cacciamatta qualifies as an “audit committee financial expert” under SEC rules and regulations.

Named Executive Officers

Information on Named Executive Officers who are not directors included above, is as follows:

            S. Leslie Jewett, age 60, joined the Company in September 1991 as Vice President - Finance.  In April 1994, Ms. Jewett was named Chief Financial Officer of the Company and has been a member of the Board of CalFirst Bank since May 2001. On October 1, 2011, Ms. Jewett was named President of

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CalFirst Bank and Executive Vice President of the Company. From 1981 to 1990, she held various management positions at Kidder, Peabody & Co. Incorporated, including Senior Vice President, Corporate Finance. Ms. Jewett has a BA from Swarthmore College and an MBA from Stanford University.  Ms. Jewett is the spouse of Mr. Paddon.

            Thomas M. Duggan, age 61, joined the Company in May 1994 as director of management information systems. He became Vice President of Information Technology for the Company in July 2001 and Senior Vice President of Information Technology and Operations in September 2013. Mr. Duggan has a BA from San Diego State University.

Corporate Governance Policies and Practices

Over 60% of the Company’s Common Stock is owned by Patrick Paddon, our Chairman and Chief Executive Officer, and therefore, the Company is a “controlled company” and exempt from complying with certain corporate governance requirements required by The NASDAQ Stock Market, Inc. (“NASDAQ”), such as a majority independent board and compensation and nominating committees comprised solely of independent directors. Notwithstanding such exemption, a majority of the Board of Directors is independent and the Company’s independent directors review and approve compensation matters related to the Named Executive Officers.

The position of Chairman of the Board of Directors and Chief Executive Officer are both held by Mr. Paddon. As founder of the Company and majority shareholder, the Board of Directors believes this leadership structure is appropriate for the Company. Mr. Paddon has extensive knowledge of the Company’s strategy and challenges, operations and financial condition, and is best situated to set agendas and lead discussions on matters affecting the Company’s business.

The Company’s management is responsible for the day-to-day management of the risks that the Company faces, while the Board of Directors has overall responsibility for risk oversight with a focus on the most significant risks related to credit, market, liquidity, operational and regulatory risk as well as overall enterprise risk. The whole Board of Directors reviews and approves the activities of the Audit Committee that regularly evaluates financial statement and accounting risks and internal controls for the Company and CalFirst Bank.  At least annually, the Audit Committee reviews the Company’s risk assessment and risk management policies, and approves an annual plan for internal and external audits to be conducted that is derived from such assessment.

It is the intent of the Company to conduct its business operations in accordance with the highest degree of integrity and ethical standards. As a result, the Company holds its employees, officers and directors to an explicit Code of Ethics and requires reporting of conflicts with or breaches of this code. The Company also has adopted a Code of Ethics for Senior Financial Management and has obtained executed agreements related to such policy from its chief executive officer and principal financial and principal accounting officer. A copy of each Code of Ethics is available for review under the Corporate Governance section of the Company’s web site at Calfirstbancorp.com. Any waivers from the Code of Ethics for Senior Financial Management must be reviewed by the Audit Committee and will be disclosed on the website.

Director Independence

The Board of Directors has determined that Messrs. Lowry, Ravine and Cacciamatta are considered to be “independent directors” in accordance with guidelines established by NASDAQ, and it has determined that none of them has a material relationship with the Company that would impair their independence from management or otherwise compromise their ability to act as an independent director.

Nomination of Directors

In light of the Company’s position as a controlled company, the size of the Board of Directors and the fact that vacancies occur infrequently, the Board of Directors has determined that a nominating committee is not necessary. Generally, director nominees are recommended to the full Board of Directors by the Company’s Chairman and Chief Executive Officer, Patrick Paddon, and the entire Board of Directors is responsible for approving nominees for election as directors. A minimum set of requirements to qualify as a director has not been established or documented and no policy to consider diversity when identifying a nominee for the Board has been put in place. With respect to the selection of director nominees at the 2015 Annual Meeting of Shareholders, Mr. Paddon recommended the Board nominate the five directors currently serving on the Board.

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Director Meetings

The Company’s business is conducted by management under the direction and oversight of the Board of Directors. The Board of Directors holds regularly scheduled quarterly meetings, with Audit Committee meetings generally occurring at the same time, as necessary. In accordance with NASDAQ governance requirements, at each quarterly board meeting time is available for the independent directors to meet without management present. The Board of Directors met four times in person or by telephone during the year ended June 30, 2015, with all directors participating in such board meetings.

The Company has no formal policy on director attendance at the annual meeting of stockholders, but generally tries to schedule the annual meeting to coincide with the regularly scheduled quarterly meeting of the board. As in years past, no unaffiliated shareholders attended the 2014 annual meeting.

Audit Committee

The Audit Committee of the Board of Directors is made up of only the independent directors identified above. The Board of Directors has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the committee, and further that Mr. Cacciamatta is an “audit committee financial expert” as that term is defined in regulations issued by NASDAQ pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee has responsibility for oversight of: (a) the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, (b) the Company's systems of internal accounting and financial controls, and (c) the annual audit of the Company's financial statements. The Audit Committee has the sole authority and responsibility for selecting the firm of independent public accountants to be retained by the Company to perform the audit and meets at least quarterly with the independent public accountants. The Audit Committee must approve, in advance, all non-audit fees paid to the independent accountants and review and approve all related-party transactions. The Audit Committee has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Audit Committee held five meetings in person or by telephone during fiscal 2015. All Audit Committee members participated in these meetings. The Board of Directors adopted an Audit Committee Charter in June 2000, which was amended in August 2002 and subsequently amended and restated on October 22, 2004.

Communication with the Board of Directors

Stockholders who wish to communicate with the Board of Directors or one or more individual Directors may do so by writing to such Director or Directors at the Company’s corporate headquarters: c/o Corporate Secretary, California First National Bancorp, 28 Executive Park, Irvine, California 92614.  Stockholders and employees who wish to contact the Board of Directors or any member of the Audit Committee to report questionable accounting or auditing matters may do so anonymously by using the address above and addressing the communication to the Audit Committee, or by communicating by email to auditcommittee@calfirstbancorp.com. Any written request so received will be handled in accordance with procedures approved by the Board of Directors.

Section 16(a) of the 34 Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors, named executive officers and any persons holding 10% or more of the Company's Common Stock to report their ownership of Common Stock and any changes in that ownership to the Securities and Exchange Commission.  Based upon a review of information furnished to the Company for the fiscal year ended June 30, 2015, all required forms were filed on a timely basis.

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Transactions with Related Persons

Apart from service as an executive officer or on the Board of Directors, there are no additional relationships between the Company and any Related Person, nor are there any related party transactions between any Related Persons and the Company. A "Related Person" is any director or executive officer of the Company, any shareholder owning in excess of 5% of the total equity of the Company, and any "immediate family member" of any such person. The Company does not have a written policy regarding Related Person Transactions because the Company has not, and does not expect to, engage in any Related Person Transactions other than in rare circumstances. Any Related Person Transaction would be considered based on facts and circumstances at such time.

The Company’s subsidiary, CalFirst Bank, is an FDIC-insured national bank that gathers deposits through the offer of money market, savings and checking accounts, as well as certificates of deposits. Some of our Related Persons maintain deposit accounts with CalFirst Bank. None of these transactions are considered “material Related Person transactions” under Item 404 of Regulation S-K because the transactions involved CalFirst Bank as a depositary of funds.

Director Compensation

The following table summarizes director compensation during fiscal year 2015. Each non-employee director is paid an annual retainer of $30,000, payable quarterly, plus expenses for service on the Company or CalFirst Bank’s Board.  Directors who are employees of the Company do not receive any fees for their services as directors and are not listed in the table. Directors are entitled to participate in the Company’s 1995 Stock Option Plan. During fiscal 2015, there were no stock option grants issued to Directors.

DIRECTOR COMPENSATION
Name	Fees Earned Or Paid in Cash	Stock Awards	All Other Compensation	Total
Michael H. Lowry	$30,000	-	-	$30,000
Harris Ravine	$30,000	-	-	$30,000
Danilo Cacciamatta	$30,000	-	-	$30,000

Compensation Discussion and Analysis

Compensation Philosophy

The Company's compensation practices for the Named Executive Officers have generally been designed to bind the interests of the Company's key executives to the long-term performance of the Company and its shareholders. The Company tries to achieve overall compensation levels that are sufficiently competitive to retain talented executives and motivate those executives to achieve superior results while protecting the interests of the shareholders. The Company believes that compensation should be set at responsible levels consistent with the Company’s focus on controlling costs.

            Compensation for all Named Executive Officers is comprised primarily of 1) base salary, 2) equity participation through common stock ownership or common stock options, and 3) certain perquisites. Of the four Named Executive Officers set forth in the tables below, two are the Company’s largest shareholders and together control approximately 75% of the Company’s common stock. Three of the Named Executive Officers are involved in the credit approval and commitment process. With their substantial interest in the Company’s equity, the Company believes the Named Executive Officers will focus on the long-term prudent growth of the Company and its earnings potential.

The Company believes that there is no aspect of the compensation program that is reasonably likely to lead any officer to take any unnecessary or inappropriate risks that could have a material adverse effect on the Company.  The Company does not maintain an incentive plan for any officer with the ability to commit the Company to any investment, lease or loan that promotes the growth of assets, as the Company believes such a program might result in short-term asset growth without consistency in asset and earnings quality. Given the nature of the Company’s accounting model and income recognition, incentive plans based on current period earnings are avoided as a large portion of earnings are related to and impacted by decisions and activities that occurred in prior years. Therefore, compensation assessment is based on more subjective factors related to the quality and development of the Company’s

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portfolios, management of people and operations. Performance based incentive plans are in place for sales and finance professionals not directly responsible for the credit decision and policy making process.

The Company believes that the cash compensation paid to the Company's Named Executive Officers is generally less than that paid to others in comparable positions. The base compensation for Mr. Paddon and Mr. Tsuma reflects their status as significant shareholders of the Company. The equity ownership of the Company's key executive officers is generally greater than other comparable companies, with the key executive officers of the Company beneficially owning approximately 77% of the Company's common stock outstanding.  Through having a substantial portion of each executive's long-term compensation derived from participation in the Company's common stock, the Company believes that the financial interests of the executive officers are aligned with those of the Company's other shareholders.

Compensation Matters and Insider Participation

The Company does not have a formal compensation committee. Base salaries for the Named Executive Officers are established according to the particular position of the individual executive, the current economic and business circumstances of the Company, and competitive conditions in the employment marketplace. To assess the compensation levels of each Named Executive Officer relative to their peers, management reviews the compensation of executives at other public banks and financial service firms and similar middle market companies. While management considers the compensation practices of peer companies when evaluating compensation, including base salaries and equity incentives, the Company tailors its compensation decisions to reward adherence to its own strategies and long-term objectives. The Company has not engaged any independent consultants to advise management or the Board on compensation matters.

Based on management's analysis, compensation recommendations for the executive officers are presented to the independent directors for review and approval. The independent directors are not bound to management's recommendations with respect to executive officer compensation.  The independent directors have approved the compensation of the chief executive officer for the past ten years. Beginning in fiscal 2007, the independent directors also reviewed the compensation of the Named Executive Officers not previously included as executive officers of the Company, and took into account the recommendations of the Chief Executive Officer in reviewing and approving the overall compensation of such officers.

The entire Board of Directors, including Mr. Paddon and Mr. Tsuma are involved with the grant of stock options.

Summary Compensation Table

The following summary compensation table discloses compensation paid by the Company to the Named Executive Officers for the fiscal years ended June 30, 2015 and 2014, respectively.

Name and Principal Position	Year	Salary	Bonus	Option Awards (1)	All Other Compensation (2)		Total
Patrick Paddon President. Chief Executive Officer	2015	$180,000	-	-		$6,359	$186,359
	2014	$180,000	-	-		$7,250	$187,250
Glen T. Tsuma Chief Operating Officer	2015	$180,000	-	-		$7,913	$187,913
	2014	$180,000	-	-		$10,859	$190,859
S. Leslie Jewett President, CalFirst Bank	2015	$275,000	-	-		$3,908	$278,908
	2014	$269,800	-	-		$3,941	$273,741
Thomas M. Duggan Senior Vice President Information Technology and Operations	2015 2014	$230,000 $224,600	- $15,000	- -	$ $	2,000 2,000	$232,000 $241,600

(1)    No options were granted in fiscal 2015 or 2014.

(2)    Includes contribution under the Company's 401(k) Plan, certain professional fees, and club memberships.

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Options

            There were no stock option grants issued to or exercised by the Named Executive Officers during fiscal 2015, and there are no unexercised stock options held by a Named Executive Officer at June 30, 2015.

Other Benefits

The Company’s Named Executive Officers are eligible to receive the same health benefits that are available to other employees and a contribution to their benefit premium that is the same as provided to other employees. The Company maintains a tax-qualified 401(k) Plan, which provides for broad-based employee participation. All employees are eligible to receive non-discretionary matching contributions by the Company in an amount equal to 50% of the employee’s pretax contributions, subject to a maximum of $2,000. The only special benefits provided the Named Executive Officers included the payment of certain tax preparation fees (approved by the audit committee), payment of health club membership fees and the payment of a business club membership which is predominantly used for corporate or other business purposes. All these costs are included in the column labeled "All Other Compensation" in the Summary Compensation Table above.

The Company has not entered into any employment agreements with any of the Named Executive Officers and all Named Executive Officers are considered “at will” employees. The Company has no commitments for payments to be made or benefits provided in the event the employment of the Named Executive Officer is terminated.

The Company does not maintain or make contributions to a defined benefit plan for any employees.  The Company indemnifies each of the executive officers to the fullest extent permitted under California law against expenses and, in certain cases, judgments, settlements or other payments incurred by the officer or director in suits brought by the Company, derivative actions brought by shareholders and suits brought by other third parties related to the officer’s or director’s service to the Company.

Compensation Report

            The Board of Directors has reviewed and discussed the Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Board of Directors recommended that the Compensation Discussion and Analysis be included in this proxy statement.

Patrick Paddon	Glen T. Tsuma	Harris Ravine	Michael H. Lowry	Danilo Cacciamatta

AUDIT COMMITTEE REPORT

The material in this report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

Although the Audit Committee oversees the financial reporting process on behalf of our Board of Directors, consistent with the Audit Committee’s written charter, management has the primary responsibility for preparation of our consolidated financial statements in accordance with generally accepted accounting principles, disclosure controls and procedures and our system of internal control over financial reporting. Our independent registered public accounting firm, Vavrinek, Trine, Day & Co., LLP (“VTD”) is responsible for auditing the annual financial statements prepared by management.

The Audit Committee has reviewed and discussed with management and VTD the June 30, 2015 audited financial statements and management’s assessment of the effectiveness of our internal control over financial reporting as of June 30, 2015. Prior to the commencement of the audit, the Audit Committee discussed with management and VTD the overall scope and plans for the audit. Subsequent to the completion of the audit and each of the quarterly reviews, the Audit Committee discussed with VTD, including the opportunity without management present, the results of their examinations or reviews.

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In addition, the Audit Committee discussed with VTD the matters required to be discussed by Statements on Auditing Standards No. 61, “Communication with Audit Committees” as amended by Statement on Auditing Standards No. 90, “Audit Committee Communications.” The Audit Committee has also received the written disclosures and the letter from VTD required by applicable requirements of the Public Company Accounting Oversight Board (“‘PCAOB”) for independent auditor communications with Audit Committees concerning independence. The Audit Committee discussed with VTD its independence from us and our management and considered the compatibility of non-audit services with the independent auditors’ independence.

Based upon the reviews and discussions referred to in the foregoing paragraphs, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2015 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Company's Board of Directors,

Harris Ravine                             Michael H. Lowry                        Danilo Cacciamatta

Independent REGISTERED PUBLIC ACCOUNTING FIRM

Representatives of Vavrinek, Trine, Day & Co., LLP, the Company's independent registered public accounting firm for the year ended June 30, 2015 and quarterly reviews for fiscal 2015, are expected to be available to respond to appropriate questions at the Annual Meeting and to make such statements as they may desire.

Fees Billed for Services Rendered by Vavrinek, Trine, Day & Co., LLP

Fees paid to VTD for fiscal years ended June 30, 2015 and 2014 are as follows:

	2015	2014
Audit Fees (1)	$107,000	$107,000
Audit Related Fees (2)	11,250	11,250
	$118,250	$118,250

1)     Includes fees for annual audit of Company’s financial statements, quarterly review of interim financial statements and consultations on accounting matters.

2)     Includes fees related to employee benefit plan audits.

No amounts were paid to VTD for Tax or Other Fees and Expenses.

ANNUAL REPORT AND OTHER SEC FILINGS

            The Annual Report on Form 10-K for the fiscal year ended June 30, 2015, including the financial statements, as filed with the Securities and Exchange Commission accompanies this Proxy Statement.

Under rules of the Securities and Exchange Commission, to minimize mailing costs the Company may send a single set of annual reports and proxy statements to any household at which two or more shareholders reside if they appear to be members of the same family. A number of brokerage firms have also instituted this practice with respect to the delivery of documents to shareholders residing at the same address. With this practice, however, each shareholder continues to receive a separate proxy card for voting. Any shareholder affected by this practice that desires to receive multiple copies of annual reports and proxy statements in the future can communicate by email to investorrelations@calfirstbancorp.com or should call Investor Relations at 949-255-0500.

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PROPOSALS OF SHAREHOLDERS

            All proposals of shareholders intended to be presented at the Company's 2016 Annual Meeting of Shareholders in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be directed to the attention of and received by the Secretary of the Company, at the address of the Company set forth on the first page of this Proxy Statement, before June 15, 2016.  To be eligible to submit such a proposal for inclusion in the Company’s proxy materials, a stockholder must be a holder of either: (1) at least $2,000 in market value or (2) 1% of the company’s shares of common stock entitled to be voted on the proposal, and must have held such shares for at least one year, and continue to hold those shares through the date of such annual meeting. Such proposal must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholders’ proposals, including Rule 14a-8, including the permissible number and length of proposals, the circumstances in which the company is permitted to exclude proposals and other matters governed by such rules and regulations.

OTHER MATTERS

            At the time of the preparation of this Proxy Statement, the Board of Directors knows of no other matters that will be acted upon at the Annual Meeting.  If any other matters are properly presented for action at the Annual Meeting or any adjournment thereof, proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

By Order of the Board of Directors

Glen T. Tsuma
Secretary

Irvine, California

September 28, 2015

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Ú PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE Ú

Proxy - CALIFORNIA FIRST NATIONAL BANCORP

CALIFORNIA FIRST NATIONAL BANCORP
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF THE COMPANY FOR ANNUAL MEETING OCTOBER 29, 2015

        The undersigned, a shareholder of California First National Bancorp, a California corporation, acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders, the accompanying Proxy Statement and the Annual Report to Shareholders for the year ended June 30, 2015 and revoking any proxy previously given, hereby constitutes and appoints Patrick E. Paddon and Glen T. Tsuma his true and lawful agents and proxies with full power of substitution in each to vote the shares of Common Stock of California First National Bancorp standing in the name of the undersigned at the Annual Meeting of Stockholders of California First National Bancorp to be held at the California First National Bancorp's corporate offices at 28 Executive Park, Irvine, California on Tuesday, October 29, 2015 at 9:00 A.M. and at any adjournment thereof on all matters coming before said meeting.

(Continued and to be marked, dated and signed, on the other side)

CALIFORNIA FIRST NATIONAL BANCORP

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated area.	☒

Annual Meeting Proxy Card

Ú PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE Ú

A Election of Directors - The Board of Directors recommends a vote FOR all the nominees listed.

1. Nominees
01- Patrick E. Paddon	02- Glen Tsuma	03- Michael H. Lowry
04- Harris Ravine	05- Danilo Cacciamtta

☐ Mark here to vote FOR all nominees	☐ Mark here to WITHHOLD vote from all nominees	☐	For all EXCEPT – To withhold authority for any nominee(s), write the name(s) of such nominee(s) below.

2. In their discretion upon any other matters as may properly come before the meeting.

B Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) - Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.
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